Supplement dated June 15, 2016
to the Prospectus of Ameriprise Certificates
(April 27, 2016) S-6000 AM
For Ameriprise Stock Market Certificate:
Effective for sales of the 1-year term length on or after June 15, 2016, with the first term beginning on or after June 22, 2016, your initial maximum return will be 1.50% and the guaranteed minimum return interest rate on partial participation will be 0.20%.
Effective for sales of the 2-year term length on or after June 15, 2016, with the first term beginning on or after June 22, 2016, your initial maximum return will be 3.25% and the guaranteed minimum return interest on partial participation will be 0.40%.
Effective for sales of the 3-year term length on or after June 15, 2016, with the first term beginning on or after June 22, 2016, your initial maximum return will be 6.50% and the guaranteed minimum return interest on partial participation will be 1.00%.
Therefore, information about maximum return ranges and minimum guaranteed interest rate ranges on partial participation found on page 4 of the Prospectus will be revised to read as follows:
These rates are subject to change and may not be available when you apply to purchase your certificate. For your first term, the maximum return will be within the range of 1.50% to 2.50% for the 1-year term, 3.25% to 4.25% for the 2-year term and 6.50% to 7.50% for the 3-year term. The minimum guaranteed interest rate on partial participation will be within the range of 0.20% to 1.20% for the 1-year term, within the range of 0.40% to 1.40% for the 2-year term and within the range of 1.00% to 2.00% for the 3 year term. Rates for later terms are set at the discretion of ACC and may differ from the rates shown here. For current rates go to ameriprise.com/cashrates. Your return will not exceed the applicable maximum return in effect at time of purchase.
The rest of the information on page 4 remains unchanged.
The following is added under the section Investment Policies on page 68:
Senior Securities
ACC may not issue senior securities, except as permitted under the Investment Company Act of 1940.
The rest of the section remains unchanged.
S-6000-29 A (6/16)